Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

           As  independent  public   accountants,   we  hereby  consent  to  the
incorporation by reference in this registration statement on Form S-8 of our report dated February 11, 1998, included in Friede Goldman International Inc.'s Form 10-K for the year ended December 31, 1997, and to all references to our Firm included in this Registration Statement.


                                                    /s/ ARTHUR ANDERSEN LLP
Jackson, Mississippi
June 19, 1998